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                                 EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into the Company's previously filed registration statements on Form S-3 (File No. 333-63119) and Form S-8 (File No. 333-30187).





                                                           ARTHUR ANDERSEN LLP


Houston, Texas
March 24, 1999